     As filed with the Securities and Exchange Commission on May 14, 1998

                                                  REGISTRATION NO. 333-49143
                                                                   333-49143-01
                                                                   333-49143-02
                                                                   333-49143-03
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                       Post-Effective Amendment No. 1 to
                                   FORM S-3
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                     and Post-Effective Amendment No. 2 to
                      REGISTRATION STATEMENT NO. 333-2143



STATE STREET CORPORATION                                       MASSACHUSETTS                       04-2456637
STATE STREET CAPITAL TRUST I                                   DELAWARE                            13-7147837
STATE STREET CAPITAL TRUST II                                  DELAWARE                            13-7147835
STATE STREET CAPITAL TRUST III                                 DELAWARE                            13-7147836

(Exact name of each registrant as specified in its charter)    (State or other jurisdiction        (I.R.S. Employer
 of incorporation or organization)                                                                 Identification Number)

                           -----------------------

                              225 FRANKLIN STREET
                         BOSTON, MASSACHUSETTS  02110
                                (617) 786-3000
         (Address, including zip code, and telephone number, including area code, of each registrant's principal executive offices)

                           -----------------------

                         MAUREEN SCANNELL BATEMAN, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                            STATE STREET CORPORATION
                              225 Franklin Street
                          BOSTON, MASSACHUSETTS  02110
                                 (617) 786-3000
              (Name and address, including zip code, and telephone
     number, including area code, of agent for service of process for each registrant)

                           -----------------------

                                With copies to:

      ROBERT F. HAYES, ESQ.                     B. ROBBINS KIESSLING, ESQ.
         ROPES & GRAY                            CRAVATH, SWAINE & MOORE
    ONE INTERNATIONAL PLACE                WORLDWIDE PLAZA, 825 EIGHTH AVENUE
 BOSTON, MASSACHUSETTS  02110                    NEW YORK, NEW YORK  10019
     (617) 951-7000                                  (212) 474-1000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[_]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering: [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

   333-49143, 333-49143-01, 333-49143-02, 333-49143-03, 333-2143

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [X]

ITEM 16.  Exhibits

   EXHIBIT NO.                            DESCRIPTION
   -----------                            -----------
      4.1      Restated Articles of Organization (filed with the Securities and
                Exchange Commission as Exhibit 3.1 to Registrant's Annual
                report on Form 10-K for the year ended December 31, 1997 and incorporated by reference (File No. 0-5108)).*
      4.2      Bylaws as amended (filed with the Securities and Exchange
                Commission as Exhibit 3.2 to Registrant's Annual report on Form
                10-K for the year ended December 31, 1991 and incorporated by reference).*
      4.3      Certificate of Designation, Preference and Rights (filed with the Securities and Exchange Commission as Exhibit 3.1 to
                Registrant's Annual Report on Form 10-K for the year ended
                December 31, 1991 and incorporated by reference).*
      4.4      The description of Registrant's Common Stock included in the
                Registrant's effective registration statement report on Form
                10, as filed with the Securities and Exchange Commission on
                September 3, 1970 and amended on May 12, 1971 and incorporated by reference.*
      4.5      Rights Agreement dated as of September 15, 1988 between
                Registrant and The First National Bank of Boston, as Rights
                Agent (filed with the Securities and Exchange Commission as
                Exhibit 4 to Registrant's Current Report on Form 8-K dated
                September 30, 1988 and incorporated by reference).*
      4.6      Amendment to Rights Agreement dated as of September 20, 1990 between Registrant and The First National Bank of Boston,
                Rights Agent (filed with the Securities and Exchange Commission as Exhibit 4 to Registrant's Quarterly Report on Form 10-Q for
                the quarter ended September 30, 1990 and incorporated by
                reference).*
      4.7      Indenture dated as of May 1, 1983 between Registrant and Morgan
                Guaranty Trust Company of New York, Trustee, relating to
                Registrant 7 3/4% Convertible Subordinated Debentures due 2008
                (filed with the Securities and Exchange Commission as Exhibit 4 to Registrant's Registration Statement on Form S-3 filed on
                April 22, 1983, Commission File No. 2-83251 and incorporated by reference).*
      4.8      Indenture dated as of August 2, 1993 (the "Senior Indenture")
                between Registrant and The First National Bank of Boston, as trustee relating to Registrant's long-term notes (filed with the Securities and Exchange Commission as Exhibit 4 to
                Registrant's Current Report on Form 8-K dated October 8, 1993 and incorporated by reference).*
      4.9      Instrument of Resignation, appointment, and acceptance, dated as of February 14, 1996 between Registrant, The First National
                Bank of Boston (resigning trustee) and Fleet National Bank of
                Massachusetts (successor trustee) (filed with the Securities and Exchange Commission as Exhibit 4.6 to Registrant's Annual
                Report on Form 10-K for the year ended December 31, 1995 and incorporated by reference).*
      4.10     Junior Subordinated Indenture dated as of December 15, 1996 (the
                "Junior Subordinated Indenture") between Registrant and the
                First National Bank of Chicago (filed with the Securities and
                Exchange Commission as Exhibit 1 to Registrant's Current Report
                on Form 8-K dated February 27, 1997 and incorporated by
                reference).*
      4.11     Amended and Restated Trust Agreement dated as of December 15,
                1996 relating to State Street Institutional Capital A (filed with the Securities and Exchange Commission as Exhibit 2 to
                Registrant's Current Report on Form 8-K dated February 27, 1997 and incorporated by reference).*

   EXHIBIT NO.                            DESCRIPTION
   -----------                            -----------
      4.12     Capital Securities Guarantee Agreement dated as of December 15,
                1996 between Registrant and The First National Bank of Chicago
                (filed with the Securities and Exchange Commission as Exhibit 3 to Registrant's Current Report on Form 8-K dated February 27,
                1997 and incorporated by reference).*
      4.13     Amended and Restated Trust Agreement, dated March 11, 1997 relating to State Street Institutional Capital B (filed with the Securities and Exchange Commission as Exhibit 2 to the
                Registrant's Current Report on Form 8-K dated March 11, 1997 and incorporated by reference).*
      4.14     Capital Securities Guarantee Agreement dated March 11,1997 between registrant and The First National Bank of Chicago
                (filed with the Securities and Exchange Commission as Exhibit 3 to Registrant's Current Report on Form 8-K dated March 11, 1997 and incorporated by reference).*
      4.15     Instrument of Resignation, Appointment and Acceptance dated as of June 26, 1997 among the Registrant, Fleet National Bank
                (resigning trustee) and First Trust National Association (now known as U.S. Bank Trust National Association) (successor
                trustee).*
      4.16     Form of Indenture to be entered into by Registrant and the U.S.
                Bank Trust National Association in connection with the issuance of the Subordinated Debt Securities.*
      4.17     Certificate of Trust of State Street Capital Trust I, as filed with the Delaware Secretary of State on March 25, 1998.*
      4.18     Certificate of Trust of State Street Capital Trust II, as filed with the Delaware Secretary of State on March 25, 1998.*
      4.19     Certificate of Trust of State Street Capital Trust III, as filed with the Delaware Secretary of State on March 25, 1998.*
      4.20     Declaration of Trust of State Street Capital Trust I among State
                Street Corporation, as Depositor, The First National Bank of
                Chicago, as Property Trustee, First Chicago Delaware Inc., as
                Delaware Trustee, and the Administrative Trustees named
                therein.*
      4.21     Declaration of Trust of State Street Capital Trust II among
                State Street Corporation, as Depositor, The First National Bank
                of Chicago, as Property Trustee, First Chicago Delaware Inc.,
                as Delaware Trustee, and the Administrative Trustees named therein.*
      4.22     Declaration of Trust of State Street Capital Trust III among
                State Street Corporation, as Depositor, The First National Bank
                of Chicago, as Property Trustee, First Chicago Delaware Inc.,
                as Delaware Trustee, and the Administrative Trustees named therein.*
      4.23     Form of Amended and Restated Trust Agreement for each of State
                Street Capital Trust I, State Street Capital Trust II and State
                Street Capital Trust III among State Street Corporation, as
                Depositor, The First National Bank of Chicago, as Property
                Trustee, First Chicago Delaware, as Delaware Trustee, and the
                Administrative Trustees named therein.*
      4.24     Form of Capital Security Certificate for each of State Street
                Capital Trust I, State Street Capital Trust II and State Street
                Capital Trust III (included as Exhibit D to Exhibit 4.23).*
      4.25     Form of Guarantee Agreement for each of State Street Capital
                Trust I, State Street Capital Trust II and State Street Capital
                Trust III between State Street Corporation, as guarantor, and
                The First National Bank of Chicago, as trustee.*
      5.1      Opinion of counsel to State Street Corporation as to the
                validity of the Junior Subordinated Debentures and the
                Guarantees to be issued by the Corporation.*

   EXHIBIT NO.                           DESCRIPTION
   -----------                           -----------
      5.2      Opinion of special Delaware counsel to State Street Corporation and State Street Capital Trust I as to validity of the Capital
                Securities to be issued by State Street Capital Trust I.*
      5.3      Opinion of special Delaware counsel to State Street Corporation and State Street Capital Trust II as to the validity of the
                Capital Securities to be issued by State Street Capital Trust
                II.*
      5.4      Opinion of special Delaware counsel to State Street Corporation and State Street Capital Trust III as to the validity of the
                Capital Securities to be issued by State Street Capital Trust
                III.*
       8.1     Opinion of counsel to State Street Corporation and State Street
                Capital Trust I as to Tax Matters.
      12.1     Computation of ratio of earnings to fixed charges (incorporated by reference to Exhibit 12.1 to the Annual Report on Form 10-K for the year ended December 31, 1997 of State Street
                Corporation).*
      23.1     Consent of Ernst & Young LLP.*
      23.2     Consent of Ropes & Gray (included in Exhibits 5.1 and 8.1).
      23.3     Consent of Richards, Layton & Finger P.A. (included in Exhibits
                5.2, 5.3 and 5.4).*
      24       Powers of Attorney (included in the signature pages to the
                Registration Statement as filed with the Securities and
                Exchange Commission on April 2, 1998).*
      25.1     Form T-1 Statement of Eligibility of U.S. Bank Trust National
                Association to act as trustee under the Senior Indenture.
      25.2     Form T-1 Statement of Eligibity of The First National Bank of
                Chicago to act as trustee under the Junior Subordinated
                Indeture.*
      25.3     Form T-1 Statement of Eligibility of The First National Bank of
                Chicago to act as trustee under the Amended and Restated Trust
                Agreement of State Street Capital Trust I.*
      25.4     Form T-1 Statement of Eligibility of The First National Bank of
                Chicago to act as trustee under the Amended and Restated Trust
                Agreement of State Street Capital Trust II.*
      25.5     Form T-1 Statement of Eligibility of The First National Bank of
                Chicago to act as trustee under the Amended and Restated Trust
                Agreement of State Street Capital Trust III.*
      25.6     Form T-1 Statement of Eligibility of The First National Bank of
                Chicago to act as trustee under the Guarantee for the benefit of the holders of Preferred Securities of State Street Capital
                Trust I.*
      25.7     Form T-1 Statement of Eligibility of The First National Bank of
                Chicago to act as trustee under the Guarantee for the benefit of the holders of Preferred Securities of State Street Capital
                Trust II.*
      25.8     Form T-1 Statement of Eligibility of The First National Bank of
                Chicago to act as trustee under the Guarantee for the benefit of the holders of Preferred Securities of State Street Capital
                Trust III.*

*Previously filed.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 14th day of May, 1998.

                              STATE STREET CORPORATION

                              By:

                                       /s/ Rex S. Schuette
                              -------------------------------------------------
                              REX S. SCHUETTE
                              SENIOR VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on May 14, 1998.


SIGNATURE                                                   TITLE
---------                                                   -----


                         *                               Chairman and Chief
--------------------------------------------------       Executive  Officer (Principal
              MARSHALL N. CARTER                         Executive Officer)



                         *                               Executive Vice
--------------------------------------------------       President, Chief Financial Officer and
              RONALD L. O'KELLEY                         Treasurer  (Principal Financial
                                                         Officer)




           /s/ Rex S. Schuette                           Senior Vice President and
  ------------------------------------------------       Chief Accounting Officer
              REX S. SCHUETTE                            (Principal Accounting Officer)



                     *                                   Director
--------------------------------------------------
           TENLEY E. ALBRIGHT



SIGNATURE                                                   TITLE
---------                                                   -----





                                                             Director
----------------------------------
        JOSEPH A BAUTE


               *                                             Director
----------------------------------
     I. MACALLISTER BOOTH



               *                                             Director
----------------------------------
         JAMES I. CASH



                                                             Director
----------------------------------
        TRUMAN S. CASNER



                                                             Director
----------------------------------
        NADER F. DAREHSHORI



               *                                             Director
----------------------------------
       ARTHUR L. GOLDSTEIN



               *                                             Director
----------------------------------
         DAVID P. GRUBER



               *                                             Director
----------------------------------
        CHARLES F. KAYE



               *                                             Director
----------------------------------
      JOHN M. KUCHARSKI



               *                                             Director
----------------------------------
    CHARLES R.  LAMANTIA



SIGNATURE                                                   TITLE
---------                                                   -----


               *                                             Director
----------------------------------
       DAVID B. PERINI


               *                                             Director
----------------------------------
       DENNIS J. PICARD


               *                                             Director
----------------------------------
         ALFRED POE


               *                                             Director
----------------------------------
      BERNARD W. REZNICEK


               *                                             Director
----------------------------------
        DAVID A. SPINA


                                                             Director
----------------------------------
      DIANE CHAPMAN WALSH


                                                             Director
----------------------------------
       ROBERT E. WEISSMAN



*By:       /s/ Rex S. Schuette
      -----------------------------------
             Attorney-in-Fact


  Pursuant to the requirements of the Securities Act of 1933, State Street Capital Trust I certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, and the State of New York on the 14th day of May, 1998.

                         State Street Capital Trust I

                         By: /s/ James E. Murphy

                         ----------------------------------------------
                         Administrative Trustee


  Pursuant to the requirements of the Securities Act of 1933, State Street Capital Trust II certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, and the State of New York on the 14th day of May, 1998

                         State Street Capital Trust II

                         By: /s/ James E. Murphy

                         ----------------------------------------------
                         Administrative Trustee


  Pursuant to the requirements of the Securities Act of 1933, State Street Capital Trust III certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, and the State of New York on the 14th day of May, 1998.

                         State Street Capital Trust III

                         By: /s/ James E. Murphy

                         ----------------------------------------------
                         Administrative Trustee

                                 EXHIBIT INDEX

   EXHIBIT NO.                            DESCRIPTION
   -----------                            -----------
      4.1      Restated Articles of Organization (filed with the Securities and
                Exchange Commission as Exhibit 3.1 to Registrant's Annual
                report on Form 10-K for the year ended December 31, 1997 and incorporated by reference (File No. 0-5108)).*
      4.2      Bylaws as amended (filed with the Securities and Exchange
                Commission as Exhibit 3.2 to Registrant's Annual report on Form
                10-K for the year ended December 31, 1991 and incorporated by reference).*
      4.3      Certificate of Designation, Preference and Rights (filed with the Securities and Exchange Commission as Exhibit 3.1 to
                Registrant's Annual Report on Form 10-K for the year ended
                December 31, 1991 and incorporated by reference).*
      4.4      The description of Registrant's Common Stock included in the
                Registrant's effective registration statement report on Form
                10, as filed with the Securities and Exchange Commission on
                September 3, 1970 and amended on May 12, 1971 and incorporated by reference.*
      4.5      Rights Agreement dated as of September 15, 1988 between
                Registrant and The First National Bank of Boston, as Rights
                Agent (filed with the Securities and Exchange Commission as
                Exhibit 4 to Registrant's Current Report on Form 8-K dated
                September 30, 1988 and incorporated by reference).*
      4.6      Amendment to Rights Agreement dated as of September 20, 1990 between Registrant and The First National Bank of Boston,
                Rights Agent (filed with the Securities and Exchange Commission as Exhibit 4 to Registrant's Quarterly Report on Form 10-Q for
                the quarter ended September 30, 1990 and incorporated by
                reference).*
      4.7      Indenture dated as of May 1, 1983 between Registrant and Morgan
                Guaranty Trust Company of New York, Trustee, relating to
                Registrant 7 3/4% Convertible Subordinated Debentures due 2008
                (filed with the Securities and Exchange Commission as Exhibit 4 to Registrant's Registration Statement on Form S-3 filed on
                April 22, 1983, Commission File No. 2-83251 and incorporated by reference).*
      4.8      Indenture dated as of August 2, 1993 (the "Senior Indenture")
                between Registrant and The First National Bank of Boston, as trustee relating to Registrant's long-term notes (filed with the Securities and Exchange Commission as Exhibit 4 to
                Registrant's Current Report on Form 8-K dated October 8, 1993 and incorporated by reference).*
      4.9      Instrument of Resignation, appointment, and acceptance, dated as of February 14, 1996 between Registrant, The First National
                Bank of Boston (resigning trustee) and Fleet National Bank of
                Massachusetts (successor trustee) (filed with the Securities and Exchange Commission as Exhibit 4.6 to Registrant's Annual
                Report on Form 10-K for the year ended December 31, 1995 and incorporated by reference).*
      4.10     Junior Subordinated Indenture dated as of December 15, 1996 (the
                "Junior Subordinated Indenture") between Registrant and the
                First National Bank of Chicago (filed with the Securities and
                Exchange Commission as Exhibit 1 to Registrant's Current Report
                on Form 8-K dated February 27, 1997 and incorporated by
                reference).*
      4.11     Amended and Restated Trust Agreement dated as of December 15,
                1996 relating to State Street Institutional Capital A (filed with the Securities and Exchange Commission as Exhibit 2 to
                Registrant's Current Report on Form 8-K dated February 27, 1997 and incorporated by reference).*

   EXHIBIT NO.                            DESCRIPTION
   -----------                            -----------
      4.12     Capital Securities Guarantee Agreement dated as of December 15,
                1996 between Registrant and The First National Bank of Chicago
                (filed with the Securities and Exchange Commission as Exhibit 3 to Registrant's Current Report on Form 8-K dated February 27,
                1997 and incorporated by reference).*
      4.13     Amended and Restated Trust Agreement, dated March 11, 1997 relating to State Street Institutional Capital B (filed with the Securities and Exchange Commission as Exhibit 2 to the
                Registrant's Current Report on Form 8-K dated March 11, 1997 and incorporated by reference).*
      4.14     Capital Securities Guarantee Agreement dated March 11,1997 between registrant and The First National Bank of Chicago
                (filed with the Securities and Exchange Commission as Exhibit 3 to Registrant's Current Report on Form 8-K dated March 11, 1997 and incorporated by reference).*
      4.15     Instrument of Resignation, Appointment and Acceptance dated as of June 26, 1997 among the Registrant, Fleet National Bank
                (resigning trustee) and First Trust National Association (now known as U.S. Bank Trust National Association) (successor
                trustee).*
      4.16     Form of Indenture to be entered into by Registrant and the U.S.
                Bank Trust National Association in connection with the issuance of the Subordinated Debt Securities.*
      4.17     Certificate of Trust of State Street Capital Trust I, as filed with the Delaware Secretary of State on March 25, 1998.*
      4.18     Certificate of Trust of State Street Capital Trust II, as filed with the Delaware Secretary of State on March 25, 1998.*
      4.19     Certificate of Trust of State Street Capital Trust III, as filed with the Delaware Secretary of State on March 25, 1998.*
      4.20     Declaration of Trust of State Street Capital Trust I among State
                Street Corporation, as Depositor, The First National Bank of
                Chicago, as Property Trustee, First Chicago Delaware Inc., as
                Delaware Trustee, and the Administrative Trustees named
                therein.*
      4.21     Declaration of Trust of State Street Capital Trust II among
                State Street Corporation, as Depositor, The First National Bank
                of Chicago, as Property Trustee, First Chicago Delaware Inc.,
                as Delaware Trustee, and the Administrative Trustees named therein.*
      4.22     Declaration of Trust of State Street Capital Trust III among
                State Street Corporation, as Depositor, The First National Bank
                of Chicago, as Property Trustee, First Chicago Delaware Inc.,
                as Delaware Trustee, and the Administrative Trustees named therein.*
      4.23     Form of Amended and Restated Trust Agreement for each of State
                Street Capital Trust I, State Street Capital Trust II and State
                Street Capital Trust III among State Street Corporation, as
                Depositor, The First National Bank of Chicago, as Property
                Trustee, First Chicago Delaware, as Delaware Trustee, and the
                Administrative Trustees named therein.*
      4.24     Form of Capital Security Certificate for each of State Street
                Capital Trust I, State Street Capital Trust II and State Street
                Capital Trust III (included as Exhibit D to Exhibit 4.23).*
      4.25     Form of Guarantee Agreement for each of State Street Capital
                Trust I, State Street Capital Trust II and State Street Capital
                Trust III between State Street Corporation, as guarantor, and
                The First National Bank of Chicago, as trustee.*
      5.1      Opinion of counsel to State Street Corporation as to the
                validity of the Junior Subordinated Debentures and the
                Guarantees to be issued by the Corporation.*

   EXHIBIT NO.                           DESCRIPTION
   -----------                           -----------
      5.2      Opinion of special Delaware counsel to State Street Corporation and State Street Capital Trust I as to validity of the Capital
                Securities to be issued by State Street Capital Trust I.*
      5.3      Opinion of special Delaware counsel to State Street Corporation and State Street Capital Trust II as to the validity of the
                Capital Securities to be issued by State Street Capital Trust
                II.*
      5.4      Opinion of special Delaware counsel to State Street Corporation and State Street Capital Trust III as to the validity of the
                Capital Securities to be issued by State Street Capital Trust
                III.*
       8.1     Opinion of counsel to State Street Corporation and State Street
                Capital Trust I as to Tax Matters.
      12.1     Computation of ratio of earnings to fixed charges (incorporated by reference to Exhibit 12.1 to the Annual Report on Form 10-K for the year ended December 31, 1997 of State Street
                Corporation).*
      23.1     Consent of Ernst & Young LLP.*
      23.2     Consent of Ropes & Gray (included in Exhibits 5.1 and 8.1).
      23.3     Consent of Richards, Layton & Finger P.A. (included in Exhibits
                5.2, 5.3 and 5.4).*
      24       Powers of Attorney (included in the signature pages to the
                Registration Statement as filed with the Securities and
                Exchange Commission on April 2, 1998).*
      25.1     Form T-1 Statement of Eligibility of U.S. Bank Trust National
                Association to act as trustee under the Senior Indenture.
      25.2     Form T-1 Statement of Eligibity of The First National Bank of
                Chicago to act as trustee under the Junior Subordinated
                Indeture.*
      25.3     Form T-1 Statement of Eligibility of The First National Bank of
                Chicago to act as trustee under the Amended and Restated Trust
                Agreement of State Street Capital Trust I.*
      25.4     Form T-1 Statement of Eligibility of The First National Bank of
                Chicago to act as trustee under the Amended and Restated Trust
                Agreement of State Street Capital Trust II.*
      25.5     Form T-1 Statement of Eligibility of The First National Bank of
                Chicago to act as trustee under the Amended and Restated Trust
                Agreement of State Street Capital Trust III.*
      25.6     Form T-1 Statement of Eligibility of The First National Bank of
                Chicago to act as trustee under the Guarantee for the benefit of the holders of Preferred Securities of State Street Capital
                Trust I.*
      25.7     Form T-1 Statement of Eligibility of The First National Bank of
                Chicago to act as trustee under the Guarantee for the benefit of the holders of Preferred Securities of State Street Capital
                Trust II.*
      25.8     Form T-1 Statement of Eligibility of The First National Bank of
                Chicago to act as trustee under the Guarantee for the benefit of the holders of Preferred Securities of State Street Capital
                Trust III.*

*Previously filed.